UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

CYTOKINETICS, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 East Grand Avenue, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Cytokinetics, Incorporated (the “Company”) has appointed, upon the recommendation of the Nominating and Governance Committee of the Board, Nancy Wysenski to fill a newly created and vacant Board seat and to serve as a member of the Board effective November 20, 2020 with an initial term expiring at the Company’s 2023 annual meeting of stockholders.

There are no arrangements or understandings between Ms. Wysenski and any other persons pursuant to which she was selected as a director of the Company. The Board has not appointed Ms. Wysenski to any Board committees at this time. The Board has determined that Ms. Wysenski is independent under the Company’s Corporate Governance Guidelines, applicable U.S. Securities and Exchange Commission (the “SEC”) requirements and Nasdaq listing standards. There is no transaction involving Ms. Wysenski that requires disclosure under Item 404(a) of Regulation S-K.

As of the Effective Date, Ms. Wysenski will participate in the Company’s non-employee director compensation arrangements, which are generally described under the heading “Director Compensation” in the Company’s Proxy Statement for its 2020 Annual Meeting of Stockholders as filed with the SEC on March 26, 2020. Under these arrangements, Ms. Wysenski will receive an annual retainer of $40,000 starting on the Effective Date, with payment pro-rated for any partial period of service. In addition, on the Effective Date, Ms. Wysenski received an option to purchase 35,000 shares of the Company’s common stock, which will vest monthly over three years, subject to her continuous service as a member of the Board. The Company also entered into its standard form of indemnification agreement with Ms. Wysenski.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: November 19, 2020	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer